LONG TERM DEBT, NET OF DISCOUNT	12 Months Ended
Dec. 31, 2013
Debt Instruments [Abstract]
LONG TERM DEBT, NET OF DISCOUNT
21.	LONG TERM DEBT, NET OF DISCOUNT

On September 16, 2013, the Company entered into several agreements pursuant to which the Deerfield Management Company, L.P. (“Deerfield”) agreed to provide the Company $25.0 million in funding, which occurred the same day. Pursuant to the terms of the Facility Agreement, the Company issued Deerfield promissory notes in the aggregate principal amount of $25.0 million. The long-term debt is repayable over five years, with equal payments of the principal amount due on the third, fourth and fifth anniversaries of the date of the disbursement, except if IMRIS achieves certain revenue targets as measured at each anniversary date, upon which it can elect to defer each of the principal payments to subsequent anniversary dates to maturity on its fifth anniversary date. Deerfield may also elect at its option to defer principal payments due on the aforementioned anniversary periods.

The notes may be prepaid in full after the third anniversary at the approval of Deerfield and at the option of the Company with 20 days’ written notice to Deerfield under the Facility Agreement. Prepayment must be accompanied by a 4% prepayment fee of the principal then outstanding.  Deerfield has the right to have the long-term debt repaid at 104% of the principal amount then outstanding in the event the Company completes a major transaction, which includes, but is not limited to, a merger or sale of the Company. If a major transaction occurs prior to the third anniversary of the agreement, the Company will be required to pay all interest that would have been accrued and payable through the third anniversary date.  The long-term debt is secured by the Company’s assets.

The debt agreement contains covenants which are customary for similar credit agreements, including covenants related to financial reporting and notification, payment of indebtedness, taxes and other obligations; compliance with applicable laws; and limitations regarding additional liens, indebtedness, certain acquisitions, investments and dispositions of assets.  The debt agreement contains a covenant which requires written consent from Deerfield before declaring or paying any dividend or other distribution on its common shares.  Additionally, the Company must maintain cash and cash equivalents, including restricted cash, of at least $7.5 million  measured at each quarter end.

The long-term debt requires interest at 9.0% per annum, payable quarterly.  During 2013, the long-term debt effective interest rate was 9.44%. Interest accrued on each of the first five quarters is not paid but is added to the outstanding principal of the notes, resulting in PIK interest of $665 as of December 31, 2013. The Company at its option, subject to certain conditions, may elect to satisfy its interest obligations occurring on or after January 1, 2015 in the form of freely tradable common shares of the Company.

The Company paid Deerfield a facility fee of $0.5 million and $1.4 million to other professionals involved in the completion of the Facility Agreement. These costs are capitalized and are being amortized over 5 years using the interest method.

In connection with the Facility Agreement, the Company issued Deerfield seven-year warrants (the “Deerfield Warrants”) to purchase 6,100,000 shares of the Company’s common stock at an exercise price of $1.94 per share. The exercise of the Deerfield Warrants can be satisfied through a reduction in the principal amount of the Company’s outstanding indebtedness to Deerfield, at the Company’s option.

The Company recorded the promissory notes with an aggregate principal amount of $25.0 million at its face value less a note discount of $4.8 million  representing the fair value of the notes and its associated warrants. The note discount is amortized using the interest method. As of December 31, 2013 the unamortized note discount is $4.5 million, which will be amortized over 4.75 years.

The following assumptions were used in the calculation of the fair value of warrants granted during the year using the Black-Scholes option-pricing model:

Weighted average grant date fair value of stock options granted during the period	$0.86
Risk-free interest rate	2.36%
Dividend yield	0%
Expected life of the warrants	4.25 years
Expected volatility of the underlying stock	59.96%

Expected volatilities are based on the historic volatility of the Company’s shares as this represents the most appropriate basis to determine the expected volatility in future periods.

The fair value of the long-term debt approximates the carrying amount included in the consolidated financial statements.  Management estimated the fair value of the long-term debt using Level 2 and Level 3 inputs based on recent financing transactions and on the discounted estimated future cash payments to be made on such long-term debt. The discount rate estimated reflects Management’s judgment as to what the approximate current lending rates for notes or group of notes with similar maturities and credit quality would be if credit markets were operating efficiently and assigns a range of likelihoods to whether the notes will be outstanding through maturity or paid early.  Present value has been utilized to estimate the amounts required to be disclosed.

Interest and other expense includes interest expense, debt discount amortization, debt issuance cost amortization, and bank fees (net).  Interest and other expense for the year ended December 31, 2013 includes interest expense of $665, debt discount amortization of $340 and debt issuance cost amortization of $133.  The remainder is other net interest income/expense and banking fees.

The Company has commitments under the Facility Agreement requiring future minimum annual principal and interest payments as follows:

2013

2014	$-
2015	5,405
2016	10,402
2017	9,634
2018	8,874